SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2003

Greenville First Bancshares, Inc.
(Exact name of Registrant as Specified in Charter)

South Carolina	333-83851	58-2459561
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

112 Haywood Road, Greenville, S.C. 29607
(Address of principal executive offices)

Registrant's Telephone Number, including area code:   (864) 679-9000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)          Exhibits.

99.1        Slide Show Presentation from Greenville First Bancshares, Inc. Investor Symposium seminar.

Item 9. Regulation FD Disclosure.

    Information Provided under Item 12 of Form 8-K

On August 22, 2003, Greenville First Bancshares, Inc. participated in the Bank Investor Symposium at the Regency Hyatt in Greenville, South Carolina.

The full text of the slide show presentation from the meeting is set forth in Exhibit 99.1 attached hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to interim guidance issued by the SEC on March 27, 2003, the registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

Item 12. Results of Operations and Financial Condition.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC. By: /s/ R. Arthur Seaver, Jr. Name: R. Arthur Seaver, Jr. Title: President and Chief Executive Officer

Dated: August 25, 2003

3